UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street,
Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

Delaware County Shareholder Litigation

On March 1, 2013, in connection with the previously disclosed action, or the Delaware County Action, filed in the United States District Court for the District of Massachusetts titled Delaware County Employees Retirement Fund v. Portnoy, et al., Case No. 1:13-cv-10405-DJC, against the Company and its Board of Trustees, plaintiff, Delaware County Employees Retirement Fund, a purported shareholder of CommonWealth REIT, or the Company, filed a motion requesting that the court, among other things, enjoin the Company and its Board of Trustees from consummating its previously announced equity offering and tender offer.  A hearing on the motion is scheduled for March 4, 2013.  For further information on the Delaware County Action, please see the Company’s Current Report on Form 8-K filed on with the Securities and Exchange Commission on March 1, 2013.

Corvex/Related Shareholder Litigation

On March 1, 2013, Corvex Management LP, or Corvex, and Related Fund Management, LLC, or Related, filed a complaint, or the Corvex/Related Complaint, for injunctive and declaratory relief in the United States District Court for the District of Massachusetts titled Corvex Management LP, et al., v. CommonWealth REIT, et al., Case No. 1:13-cv-10405-DJC, against the Company and its Board of Trustees.  In connection with the Corvex/Related Complaint, Corvex and Related have also filed a motion requesting that the court, among other things, enjoin the Company and its Board of Trustees from consummating its previously announced equity offering.  A hearing on that motion has not yet been scheduled.

For reference, a copy of the Corvex/Related Complaint is attached as Exhibit 99.1 hereto. The Corvex/Related Complaint referred to in this Current Report on Form 8-K was not prepared by the Company and is the responsibility of Corvex and Related, and the Company does not endorse or confirm, and is not responsible for, any of its contents.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL. FOR EXAMPLE:

•                  THIS CURRENT REPORT REFERS TO THE SALES OF COMMON SHARES IN THE EQUITY OFFERING. THE CLOSINGS OF THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS.  IF THESE CONDITIONS ARE NOT SATISFIED, THESE SALES MAY NOT CLOSE. IN ADDITION, LITIGATION HAS BEEN COMMENCED AGAINST THE COMPANY SEEKING, AMONG OTHER THINGS, TO ENJOIN ITS BOARD OF TRUSTEES FROM IMPLEMENTING THE EQUITY OFFERING OR RESCIND THE EQUITY OFFERING SHOULD IT BE COMPLETED. THERE CAN BE NO ASSURANCE THAT THE EQUITY OFFERING WILL BE CONSUMMATED, THAT IT WILL NOT BE DELAYED OR THAT THE TERMS WILL NOT CHANGE.

•                  THIS CURRENT REPORT REFERS TO THE COMPANY’S TENDER OFFER TO PURCHASE SENIOR NOTES.  THE TENDER OFFER IS SUBJECT TO THE COMPLETION OF THE EQUITY OFFERING.  FURTHER, LITIGATION HAS BEEN COMMENCED AGAINST THE COMPANY TO, AMONG OTHER THINGS, ENJOIN ITS CONSUMMATION OF THE TENDER OFFER AND, AS NOTED ABOVE, THE EQUITY OFFERING.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Complaint filed on March 1, 2013 by Corvex Management, LP and Related Fund Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  March 3, 2013